Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Driveway Finance Corporation (the “Company”)

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re: LAD Auto Receivables Trust 2025-3 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “LADAR 2025-3 $600M Pool Cut.xlsx” provided by the Company on October 8, 2025, containing information on 20,800 automobile loan contract receivables (the “Receivables”) as of September 30, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by LAD Auto Receivables Trust 2025-3. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, Origination Dates were within two days, and First Payment Dates were within one day.

•	The term “Spectrum System” means the Company’s loan servicing system.

•	The term “Title Document” means one of the title documents listed in email correspondence with the Company on October 17, 2025, which the Company informed us are acceptable forms of evidence of title.

•

The term “Acceptable Company Names” means the names listed in email correspondence with the Company on October 17, 2025, which the Company informed us are acceptable names for the Company that can appear in a Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

•

The term “Insurance Document” means one of the insurance documents listed in email correspondence with the Company on October 17, 2025, which the Company informed us are acceptable forms of evidence of insurance.

•

The term “New Vehicle Value Document” means one of the documents listed in email correspondence with the Company on October 17, 2025, which the Company informed us were used to determine the value for a new vehicle.

•

The term “Used Vehicle Value Document” means one of the documents listed in email correspondence with the Company on October 17, 2025, which the Company informed us were used to determine the value for a used vehicle.

•

The term “Receivable File” means some or all of the following scanned images of documents provided by the Company for each Sample Receivable (defined below): Retail Installment Contract, Notice of Rate Adjustment, screenshots from the Spectrum System, Vehicle Identification Number Change Form, Title Document, Insurance Document, New Vehicle Value Document or Used Vehicle Value Document (as applicable), and Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower and/or co-borrower (if any).

•

The term “Mapping Confirmations” means electronic mail correspondence containing the list of Collateral Makes and Collateral Models attributes appearing in the Data File corresponding to the vehicle makes and vehicle models stated in the Receivable File, provided by the Company on October 17, 2025.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Acceptable Company Names, Receivable File, Mapping Confirmations, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.

For each Sample Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions and Mapping Confirmations, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions and Mapping Confirmations as applicable, constituted an exception. The Receivable File information is listed in the order of priority.

Attribute	Receivable File / Instructions / Mapping Confirmations
Borrower State	Retail Installment Contract or screenshot from the Spectrum System

Monthly Payment Amount	Retail Installment Contract or Notice of Rate Adjustment, if any

Term	Retail Installment Contract

Open Date	Retail Installment Contract

First Due Date	Retail Installment Contract

Attribute	Receivable File / Instructions / Mapping Confirmations
Original Interest Rate	Retail Installment Contract or Notice of Rate Adjustment if the Notice of Rate Adjustment is dated before the first payment date listed on the Retail Installment Contract.

Current Interest Rate	Notice of Rate Adjustment or Retail Installment Contract if there is no Notice of Rate Adjustment

Collateral Make	Retail Installment Contract and Mapping Confirmations

Collateral Model	Retail Installment Contract and Mapping Confirmations

Collateral Year	Retail Installment Contract

Vehicle Identification Number (“VIN”)	Retail Installment Contract.

Vehicle Condition (New or Used)	Retail Installment Contract, Credit Application. Consider the Vehicle Condition to be “Used” if the Retail Installment Contract states an Odometer Reading of greater than 5,000 miles.

Vehicle Value

For Sample Receivables with a Vehicle Condition of “New,” compare to the New Vehicle Value Document.

For Sample Receivables with a Vehicle Condition of “Used,” compare to the Used Vehicle Value Document.

In the event there was no Used Vehicle Value Document available for Sample Receivables with a Vehicle Condition of “Used,” recompute Vehicle Value as 80% of the New Vehicle Value Document amount.

Amount Financed	Retail Installment Contract

Co-Borrower Flag

Retail Installment Contract.

Consider the information to be in agreement if:

•

The Co-Borrower Flag was “Y,” and there was a co-buyer’s name and address listed in the Retail Installment Contract, or

•

The Co-Borrower Flag was “N,” and there was no co-buyer’s name and address listed in the Retail Installment Contract.

We found such information to be in agreement.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•

Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared in the Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

•	Proof of Insurance. The Company informed us that an Insurance Document was acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract)

•	Signed Retail Installment Contract. We make no representation regarding the authenticity of the signature(s) on the Retail Installment Contract.

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s) on the Credit Application.

We found such information to be present.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

October 24, 2025

Exhibit A

The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	20253001	51	20253051	101	20253101
2	20253002	52	20253052	102	20253102
3	20253003	53	20253053	103	20253103
4	20253004	54	20253054	104	20253104
5	20253005	55	20253055	105	20253105
6	20253006	56	20253056	106	20253106
7	20253007	57	20253057	107	20253107
8	20253008	58	20253058	108	20253108
9	20253009	59	20253059	109	20253109
10	20253010	60	20253060	110	20253110
11	20253011	61	20253061	111	20253111
12	20253012	62	20253062	112	20253112
13	20253013	63	20253063	113	20253113
14	20253014	64	20253064	114	20253114
15	20253015	65	20253065	115	20253115
16	20253016	66	20253066	116	20253116
17	20253017	67	20253067	117	20253117
18	20253018	68	20253068	118	20253118
19	20253019	69	20253069	119	20253119
20	20253020	70	20253070	120	20253120
21	20253021	71	20253071	121	20253121
22	20253022	72	20253072	122	20253122
23	20253023	73	20253073	123	20253123
24	20253024	74	20253074	124	20253124
25	20253025	75	20253075	125	20253125
26	20253026	76	20253076	126	20253126
27	20253027	77	20253077	127	20253127
28	20253028	78	20253078	128	20253128
29	20253029	79	20253079	129	20253129
30	20253030	80	20253080	130	20253130
31	20253031	81	20253081	131	20253131
32	20253032	82	20253082	132	20253132
33	20253033	83	20253083	133	20253133
34	20253034	84	20253084	134	20253134
35	20253035	85	20253085	135	20253135
36	20253036	86	20253086	136	20253136
37	20253037	87	20253087	137	20253137
38	20253038	88	20253088	138	20253138
39	20253039	89	20253089	139	20253139
40	20253040	90	20253090	140	20253140
41	20253041	91	20253091	141	20253141
42	20253042	92	20253092	142	20253142
43	20253043	93	20253093	143	20253143
44	20253044	94	20253094	144	20253144
45	20253045	95	20253095	145	20253145
46	20253046	96	20253096	146	20253146
47	20253047	97	20253097	147	20253147
48	20253048	98	20253098	148	20253148
49	20253049	99	20253099	149	20253149
50	20253050	100	20253100	150	20253150

[1]	The Company has assigned a unique Loan Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s Loan Numbers.

A-1